EXHIBIT 99.1


                             CERTIFICATION PURSUANT
                           TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                                     BY THE
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER


     In connection with the Quarterly Report of LION, Inc. (the "Registrant") on Form 10-QSB for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on November 14, 2002, hereof (the "Report"), each of David Stedman, Chief Executive Officer, and Steve Thomson, Chief Financial Officer, of LION, Inc., a Washington corporation (the "Company"), hereby certifies that:

(1) Based on our knowledge, the Company's periodic report on Form 10 - QSB for the period ended September 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Based on our knowledge, the information contained in the Form 10 - QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




CHIEF EXECUTIVE OFFICER             CHIEF FINANCIAL OFFICER


/s/ David Stedman                   /s/ Steve Thomson
-----------------                   -----------------
David Stedman                       Steve Thomson

November 14, 2002                   November 14, 2002
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